EXHIBIT 99.01

S & A SUPPLY, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2006

JAMES E. DONOVAN, JR., C.P.A. DAVID W. APPLE, C.P.A.	APPLE & ALBANO, P.C. CERTIFIED PUBLIC ACCOUNTANTS 373 SOUTH STREET PITTSFIELD, MASS 01201 (413) 443-4438 FAX (413) 447-9006	SOUTH BERKSHIRE OFFICE: P.O. BOX 127-307 MAIN STREET GT. BARRINGTON. MASS. 01230 (413) 528-1210

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Directors
S & A Supply, Inc.

We have audited the accompanying balance sheet of S & A Supply, Inc., (an "S" Corporation), as of December 31, 2006, and the related statement of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 16 to the financial statements, an error related to the accounting for vendor rebates resulting in the overstatement of inventory and understatement of cost of goods sold for 2006 and prior years was discovered subsequent to the issuance of our report on those statements dated May 3, 2007. Accordingly, the accompanying 2006 statements have been restated to correct the error.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of S & A Supply, Inc., (an "S" Corporation), as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

APPLE & ALBANO, P.C.

/s/ James E. Donovan, Jr., CPA
James E. Donovan, Jr., CPA
May 3, 2007

S & A SUPPLY, INC.
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

Current Assets:
Cash on Hand and in Banks	1,134
Accounts Receivable (Notes 2 & 6)	1,821,281
Loan Receivable - S & A Management, Inc.	335,820
Loans Receivable - Shareholders and Employees	8,654
Note Receivable - Shareholder (Note 3)	10,693
Inventory (Note 5, 6 and 15)	3,737,893
Prepaid State Corporation Taxes	3,302
Prepaid Expenses and Deposits	48,734

Total Current Assets	5,967,511

Fixed Assets (Notes 4, 6 & 7)	517,164

Other Assets:
Note Receivable - Shareholder - Noncurrent (Note 3)	310,366

TOTAL ASSETS	6,795,041

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Accounts Payable - Trade	566,610
Taxes Payable - Sales	44,987
Taxes Payable - State Corporation	-0-
Accrued Payroll and Expenses	24,522
Accrued Profit-Sharing (Note 5)	70,000
Accrued Management Fees	30,000
Loan Payable - Shareholder - NAM	-0-
Loan Payable - S & A Realty, Inc.	140,266
Note Payable - Line of Credit (Note 6)	2,377,689
Current Installments of Long-Term Debt (Note 7)	88,415

Total Current Liabilities	3,342,489

Long-Term Debt (Note 7)	514,397

Shareholders' Equity:
Capital Stock - Common (Note 8)	49,000
Additional Paid-in Capital	40,403
Retained Earnings (Note 9)	2,848,752

Total Shareholders' Equity	2,938,155

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	6,795,041

See accompanying notes and independent auditor's report.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2006

Sales
Plumbing	10,190,067
Electrical	4,944,486

Total Sales	15,134,553

Cost of Goods Sold:
Inventory, Beginning	3,992,962
Add: Purchases	10,921,841
Freight-In	73,650
Total Goods Available for Sale	14,988,453
Less: Inventory, Ending	3,737,893

Total Cost of Goods Sold	11,250,560

Gross Profit	3,883,993

Operating Expenses:
Salaries and Wages	1,712,108
Management Advisory Fees (S & A Management, Inc.)	546,254
Insurance - Health	181,653
Insurance - General	69,674
Taxes - Other Than Income	165,934
Profit-Sharing Contribution (Note 5)	70,000
Rent	95,100
Vehicle Expenses	138,234
Office Expenses	61,561
Professional Fees	93,911
Repairs and Maintenance	60,312
Advertising, Promotion and Showroom	36,549
Telephone	49,263
Utilities	66,571
Credit Card Merchant Discount	37,887
Shop Expense	42,489
Travel and Entertainment	8,950
Miscellaneous	1,264

Total Operating Expenses	3,437,714

Operating Income	446,279
Other Income (Note 10)	374,607
Other Expenses (Note 10)	(631,019)
Income Before Income Taxes	189,867
State Income Taxes (Note 11)	15,499
Net Income	174,368
Unaudited Pro-Forma Information:
Pro-Forma Income Before Taxes	189,867
Pro-Forma Income Tax Expense (Note 17)	63,528
Pro-Forma Net Income	126,339

See accompanying notes and independent auditor's report.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2006

Balance, Beginning of Year	2,674,384
Net Income for the Year	174,368
Distribution of "S" Corporation Income (Note 9)	-0-
Balance, End of Year	2,848,752

See accompanying notes and independent auditor's report.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006

Cash Flows from Operating Activities:
Net Income	174,368
Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities:
Charges/(Credits) to Income Not Requiring/(Providing) Cash:
Depreciation	110,047
Changes in Operating Accounts that Provided/(Used) Cash:
Accounts Receivable	94,722
Loan Receivable - S & A Management, Inc.	138,798
Loan Receivable - S & A Realty, Inc.	-0-
Loans Receivable - Shareholders and Employees	(5,797)
Inventory	255,069
Prepaid Expenses, Taxes and Deposits	(19,268)
Accounts Payable	(130,285)
Taxes Payable - Sales and State Corporation	(9,448)
Accrued Payroll and Expenses	(20,391)
Accrued Profit-Sharing	-0-
Accrued Management Fees	-0-

Net Cash Provided bv/(Used in) Operating Activities	587,815

Cash Flows from Investing Activities:
Capital Expenditures	(103,615)
Collections on Shareholder Note Receivable - (RPM)	10,054

Net Cash Provided by/(Used in) Investing Activities	(93,561)

Cash Flows from Financing Activities:
Net Borrowing on Line-of-Credit	(427,486)
Proceeds of Long-Term Debt	69,186
Principal Payments of Long-Term Debt	(85,979)
Borrowing from/(Repayment to) Shareholder - (NAM)	(50,181)
Borrowing from S & A Realty, Inc.	623
Distribution of "S" Corporation Income	-0-

Net Cash Provided by/(Used in) Financing Activities	(493,837)

Net Increase/Decrease) in Cash	417
Cash at Beginning of Period	717
Cash at End of Period	1,134

Supplemental Disclosures of Cash Flow Information:
Interest Paid	300,245
Income Taxes Paid	26,259

See accompanying notes and independent auditor's report.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31,2006

1.      DESCRIPTION OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company was formed July 1, 1994, by way of a merger of S & A Wholesalers of New England, Inc., and S & A Supply of Pittsfield, Inc., brother-sister companies with common shareholders. It operates as a wholesaler of plumbing, heating and electrical supplies with operations in Great Barrington, Pittsfield and North Adams, MA.

Revenue Recognition. Revenue is recognized when the earnings process is complete, generally upon shipment of products in accordance with shipping terms. There are no further obligations on the part of the Company subsequent to revenue recognition, except for returns of defective products from the Company's customers, which are covered under the manufacturer's warranty. The Company will receive a vendor credit from the manufacturer related to the warranted product in question, at which time credits are issued to the customer. The Company does not provide a warranty on products sold other than the warranty provided by the manufacturer.

Cash Equivalents: The Company considers all highly liquid investment instruments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2006.

Inventory is stated at the lower of cost (determined on the first-in, first-out basis) or market and consists solely of finished goods.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Accounts Receivable: The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts and establishes an allowance for doubtful accounts based on a history of past write-offs and collections and current credit conditions. Interest is added to balances unpaid thirty days after billing.

Vendor Rebates: The Company has arrangements with several vendors that provide rebates payable when any of a number of measures generally related to volume level of purchases is achieved. The Company accounts for such rebates as a reduction in inventory until the product is sold, at which time such rebates are reflected as a reduction in cost of sales in the statement of income. Throughout the year, the Company estimates the amount of rebate based on an estimate of purchases to date relative to the purchase levels that mark progress toward earning the rebate. The Company continually revises these estimates of earned vendor rebates based on actual purchase levels.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1.     DESCRIPTION OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment: Property and equipment are stated at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets as follows:

Computer hardware and software	5 years
Furniture and fixtures	7 years
Automobiles	5 years
Showroom fixtures and displays	5 years

Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the asset.

Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of: Long-lived assets, such as intangible assets, furniture, equipment and leasehold improvements, are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value.

Recent Issued Accounting Pronouncements: In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB No. 109 ("FIN 48"), which prescribes accounting for and disclosure of uncertainty in tax positions. This interpretation defines the criteria that must be met for the benefits of a tax position to be recognized in the financial statements and the measurement of tax benefits recognized. The provisions of FIN 48 are effective as of the beginning of the Company's 2007 fiscal year, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact of adopting FIN 48 on the Company's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, ("SFAS 157"). This Standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The adoption of SFAS 157 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

2.      ACCOUNTS RECEIVABLE
Accounts Receivable is presented net of an allowance for doubtful accounts of $86,000 in 2006.

The Company has a concentration of credit risk because it is a wholesaler of plumbing, heating and electrical supplies in Great Barrington, Pittsfield and North Adams, MA, and it grants credit to customers, substantially all of whom are businesses in the Berkshire County area of Massachusetts.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY. INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

3.        NOTE RECEIVABLE - SHAREHOLDER
On April 6, 2004, the Company loaned Rodney P. Mead, 50% owner of the Company, $860,000 to assist with his purchase of the stock owned by Richard J. Aloisi, the other 50% shareholder. The Company's source of funds to make the loan was a refinancing of its real estate with Legacy Banks and the surrender of proceeds of life insurance on the life of Mr. Aloisi.

The note bears interest at 6.17% and is to be repaid in twenty years, the same terms as the Company's mortgages. A mortgage on real estate owned by S & A Realty, Inc., was also granted to collateralize the loans with Legacy Banks.

After Mr. Mead's death on March 3, 2005, his estate repaid $500,000 of the loan balance, and the Company paid down its loan to Legacy Bank by the same amount.

4.        FIXED ASSETS
A summary of fixed assets at December 31, 2006 is as follows:

Cost:
Land	23,132
Building and Improvements	599,641
Furniture and Fixtures	200,570
Machinery and Equipment	170,680
Autos and Trucks	562,884
Data Processing Equipment	446,019
Showroom Displays	82,172
2,085,098
Less: Accumulated Depreciation	1,567,934
Book Value	517,164

5.        PROFIT-SHARING PLAN
The Company maintains a profit-sharing plan for the benefit of all employees who meet certain eligibility requirements.

The amount of profit-sharing contribution for each year is discretionary and is determined by the Board of Directors of the Company, such payments not to exceed the maximum amount permissible as a deduction under the provisions of the Internal Revenue Code. Contributions to the Plan for 2006 were $70,000.

6.        NOTE PAYABLE - LINE OF CREDIT
The note payable is a revolving line-of-credit with Lee Bank, due on demand, which has a maximum balance of $2,900,000. The interest rate is Base Rate + 1.0%, floating with no minimum or maximum. The Base Rate is equal to the highest Prime Rate as published in the Wall Street Journal. The loan is subject to certain restrictive covenants and annual review.

All personal property has been pledged as collateral. The loan has been guaranteed by S & A Management, Inc., and S & A Realty, Inc., all personal property of which has been pledged as collateral. Nancy Mead has made an unlimited personal guarantee for repayment of the loan.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

7.     LONG-TERM DEBT
A summary of long-term debt at December 31, 2006 is as follows:

Legacy Banks
5.99% - Originated 6/22/05, matures 6/22/10; current monthly payments of $1,984 (including interest); secured by two 2005 Ford F650 box trucks.	74,878

6.17% - Originated 4/6/04, matures 4/6/24; current monthly payments of $2,145 (including interest); interest rate is fixed for the first three years of the loan term and adjusted to equal the three year Federal Home Loan Bank Rate plus a margin of 350 basis points; secured by real estate owned by the Company and the Great Barrington real estate owned by S & A Realty, Inc., a junior lien on 90 State Road, Great Barrington owned by Nancy A. Mead.	275,340

6.17% - Originated 4/6/04, matures 4/6/24; current monthly payments of $831 (including interest); interest rate is fixed for the first three years of the loan term and adjusted to equal the three year Federal Home Loan Bank Rate plus a margin of 350 basis points; secured by real estate owned by the Company and the Great Barrington real estate owned by S & A Realty, Inc., a junior lien on 90 State Road, Great Barrington owned by Nancy A. Mead.	106,663

GMAC Financial Services

0.00% - Originated 5/20/04, matures 5/20/09; monthly payments of $539; secured by 2004 GMC Rack Body Truck.	15,096

0.00% - Originated 5/5/04, matures 5/5/09; monthly payments of $415; secured by 2004 Chevrolet Colorado.	11,610

7.25% - Originated 11/2/04, matures 11/2/08; monthly payments of $621 (including interest); secured by 2004 Chevrolet Silverado.	12,664

Subtotal	496,251

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

7.     LONG-TERM DEBT (Continued)

Subtotal (from previous page)	496,251

Greylock Federal Credit Union

6.99% - Originated 4/13/06, matures 4/13/10; monthly payments of $704 (including interest); secured by 2006 Ford F-350 SD Rack Body Truck.	25,053

6.49% - Originated 3/27/06, matures 3/27/11; monthly payments of $377 (including interest); secured by 2006 Ford F-250 SD Pick up Truck	17,097

5.99% - Originated 10/14/05, matures 10/14/09; current monthly payments of $371 (including interest); secured by 2005 Toyota Tundra.	11,563

4.99% - Originated 4/5/05, matures 4/5/09; current monthly payments of $511 (including interest); secured by 2005 Chevrolet Silverado.	13,501

4.99% - Originated 4/9/05, matures 4/9/09; current monthly payments of $494 (including interest); secured by 2005 Chevrolet Silverado.	13,044

Ford Motor Credit Companv

6.50% - Originated 11/12/02, matures 11/12/06; monthly payments of $566 (including interest); secured by 2003 Ford F-250.	-0-

5.0% - Originated 10/15/03, matures 10/15/07; monthly payments of $389 (including interest); secured by 2003 Ford E-150 Van.	3,799

Berkshire Bank

6.0% - Originated 7/22/03, matures 7/22/07; monthly payments of $508 (including interest); secured by 2003 Chevrolet Silverado.	3,913

5.99% - Originated 7/5/06, matures 7/5/10; monthly payments of $481 (including interest); secured by 2006 GMC Sierra K-25 Pick up Truck.	18,591
602,812
Less: Current installments included in current liabilities	88,415

Total Long-Term Debt	514,397

Total installment payments for each of the four years beyond 2007 are: 2008 - $87,501; 2009 - $61,726; 2010-$37,027; 2011-$17,553

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31,2006

8.      CAPITAL STOCK
The capital stock is common with no par value. There are 10,000 shares authorized and outstanding, 888 of which are Voting Shares.

The disposition of all outstanding shares is restricted by agreements among the shareholders.

9.     RETAINED EARNINGS
The components of Retained Earnings at December 31, 2006 are as follows:

"C Corp." Retained Earnings	1,528,423
"S Corp." Shareholders' Undistributed Income	1,320,329

Total	2,848,752

Distributions from retained earnings are restricted to shareholder taxes on the annual "S Corp." taxable income. "Taxable income" can differ significantly from "book income" due to the use of different depreciation methods and the non-taxability/non-deductibility of certain income and expense items.

10.     OTHER INCOME AND OTHER EXPENSES
The components of Other Income and Other Expenses for the year ended December 31,2006 are as follows:

Other Income
Purchase Discounts	187,599
Service Charges on Accounts Receivable	76,456
Interest - S & A Management & Realty and RPM	77,833
Recovery of Bad Debts	32,719

Total Other Income	374,607

Other Expenses
Interest	300,245
Sales Discounts	167,739
Depreciation	110,047
Bad Debts	52,988

Total Other Expenses	631,019

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

11.        FEDERAL INCOME TAX AND STATE CORPORATION EXCISE TAX
The financial statements contain no provision for Federal Taxes on corporate income since the Corporation's shareholders have elected, as of March 1, 1989, under "Subchapter S" of the Internal Revenue Code, to be treated as an "S Corporation." Under the provisions of "Subchapter S" taxable income of the Corporation is included in income of the shareholders for tax purposes, and the tax thereon becomes a personal liability of the shareholders. The Commonwealth of Massachusetts follows "Subchapter S" of the Internal Revenue Code, requiring only that the higher of the minimum tax, net worth tax, or tangible property tax be assessed.

At the "S" election date there were no "built-in gains"; therefore, a provision for deferred income taxes on potential "built-in gains" tax is not required.

12.        RELATED PARTIES
S & A Supply, Inc., S & A Realty, Inc., and S & A Management, Inc., are part of an affiliated group. Nancy A Mead and the Estate of Rodney P. Mead are the majority shareholders of all three companies. All activity between S & A Supply, Inc., and the other two companies has been disclosed, where appropriate, in these financial statements.

The Company receives and pays interest on the related party loans at the same rate that applies to its line-of-credit. (see Note 6).

13.        OPERATING LEASES
The Company had vehicles and equipment under operating leases at the end of 2006. Total lease expense for 2006 was $11,871. The minimum future lease payments for each of the next five years and in the aggregate at December 31, 2006 are as follows:

2007	6,161
2008	6,161
2009	5,135
2010	-0-
2011	-0-
Total	17,457

14.     CONTINGENT LIABILITY
The Company signed as co-borrower a loan of S & A Realty, Lie., from Legacy Banks. The loan balance at December 31, 2006 was $208,392.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

S & A SUPPLY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

15.        BUSINESS AND CREDIT CONCENTRATIONS
The Company purchases products from primarily 460 suppliers. In 2006, two suppliers accounted for 13% of the Company's purchases. The loss of one or both of these suppliers could have a material adverse effect upon its business for a short-term period.

16.        CORRECTION OF ACCOUNTING ERROR
Subsequent to the issuance of our report on the audit of the December 31, 2006 financial statements dated May 3, 2007, it was discovered that the Company had used an incorrect method of accounting for vendor rebates for 2006 and prior years. The effect of correcting this error on 2005 and prior periods is a decrease in Inventory and a decrease in Retained Earnings of $35,502. The effect of the correction on 2006 is a decrease in pre-tax income of $13,730 and a decrease in net income of $ 13,072 and a decrease in Inventory of $49,232.

17.        UNAUDITED PRO-FORMA INFORMATION
The Pro-Forma income tax expense is calculated as if the Corporation was a "C Corp." The components of income tax expense are:

Current Expense	41,220
Deferred Expense	22,308
Total	63,528

The income tax expense differs from the expense that would result from applying statutory rates to income taxes because certain expenses are not deductible for tax purposes.

APPLE & ALBANO, P.C.
CERTIFIED PUBLIC ACCOUNTANTS